SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2010
SUBSEQUENT EVENTS
NOTE 36 – SUBSEQUENT EVENT

a) On April 14, 2011, Itaú Unibanco Holding and Carrefour Comércio e Indústria Ltda. ("Carrefour Brasil"), entered into an Agreement for the Purchase and Sale of Shares for the acquisition by Itaú Unibanco Holding of 49% of Banco CSF S.A. ("Banco Carrefour"), for the amount of R$ 725 million.

Banco Carrefour is the entity responsible for the offer and distribution, on an exclusive basis, of financial, insurance and pension plan products and services, in the distribution channels of Carrefour Brasil operated under the "Carrefour" brand in Brazil (electronic channels and 163 hypermarkets and supermarkets), currently with a base of 7.7 million accounts (unaudited) and a loan portfolio (gross amount) of R$ 2,254 million (unaudited) (base date December 31, 2010).

The completion of the transaction depends on the approval of the Central Bank of Brazil.

b) At the Extraordinary stockholders’ meeting held on April 25, 2011, stockholders approved both:

(i) a reverse split of our common and preferred shares in the proportion of one share issued per each 100 shares previously owned in order to adjust our stockholder base to reduce administrative costs and improve the efficiency of our book-entry system, and

(ii) simultaneously a stock split of 100 newly shares issued per each one share resulting from the reverse split above.

This transaction is subject to ratification by the Central Bank.